UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Avalara, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following communications were made by or on behalf of Avalara, Inc. on August 8, 2022.

Subject: Avalara to be acquired by Vista Equity Partners

Dear [Customer],

Today we announced that Avalara’s board of directors has entered into a definitive agreement to be purchased by Vista Equity Partners, a leading global investment firm focused exclusively on enterprise software, data, and technology-enabled businesses.

We are excited about this deal, and we hope you will be as well. Under Vista’s ownership, we will continue to focus on making important, sustained investment in our product, services, and team to best serve the needs of our current customers and those that will arise as the global tax compliance landscape continues to change.

For now, it is business as usual at Avalara, and we do not expect this deal to have any impact on your day-to-day with our team.

If you’re interested in reading more, the press release can be found at this link.

Thank you for your continued support and trust in Avalara.

Scott McFarlane

Co-Founder and CEO, Avalara

FAQ

Who is Vista?

Vista is a leading global technology investor that has worked with hundreds of software companies at all ends of the market to grow and scale their businesses. Vista’s team of investors, operators, technologists and entrepreneurs understand the unique challenges and opportunities of enterprise software companies and will partner with Avalara across all our teams to advance and improve upon our services and experience.

Why is Avalara choosing to pursue a transaction at this time?

We believe that Vista will be a great partner for Avalara following the closing of the transaction. The Vista team is committed to and has significant experience with software businesses, all of which we expect to benefit the Avalara team. The transaction is the best outcome for Avalara and its shareholders, as we continue to pursue our long-term vision of automating global compliance.

How will this impact me as a customer/ partner?

Customers will receive the same customer service and customer experience they have come to expect from Avalara. Currently, it is business as usual. After the closing of the transaction, working with Vista will allow us to continue making strategic investments in our product, experience, and service to improve our offerings and capabilities.

Will Avalara’s plans and strategy change?

This transaction does not change Avalara’s vision and strategic plan. Vista appreciates and understands what we are doing and the direction of our business – that’s why they decided to acquire us. Following the close of the transaction, there is no doubt that Vista will help us continue evaluating our strategies and make the best decisions to build the strongest possible business.

When is the closing expected?

We expect the deal to close in several months.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara securityholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at www.investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; and (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

###

Subject: Avalara to be acquired by Vista Equity Partners

Dear [Partner],

Today we announced that Avalara’s board of directors has entered into a definitive agreement to be purchased by Vista Equity Partners, a leading global investment firm focused exclusively on enterprise software, data, and technology-enabled businesses.

We are excited about this deal, and we hope you will be as well. Under Vista’s ownership, we will continue to focus on making important, sustained investment in our product, services, and team to best serve the needs of our current customers and those that will arise as the global tax compliance landscape continues to change.

Our partners are seen as critical to our strategy and success. Following the acquisition, partners will remain central to our promise and delivery of global tax automation. For now, it is business as usual at Avalara, and we do not expect this deal to have any impact on your day-to-day activities with our team.

If you’re interested in reading more, the press release can be found at this link.

Thank you for your continued support and trust in Avalara.

Scott McFarlane

Co-Founder and CEO, Avalara

FAQ

Who is Vista?

Vista is a leading global technology investor that has worked with hundreds of software companies at all ends of the market to grow and scale their businesses. Vista’s team of investors, operators, technologists and entrepreneurs understand the unique challenges and opportunities of enterprise software companies and will partner with Avalara across all our teams to advance and improve upon our services and experience.

Why is Avalara choosing to pursue a transaction at this time?

We believe that Vista will be a great partner for Avalara following the closing of the transaction. The Vista team is committed to and has significant experience with software businesses, all of which we expect to benefit the Avalara team. The transaction is the best outcome for Avalara and its shareholders, as we continue to pursue our long-term vision of automating global compliance.

How will this impact me as a customer/ partner?

Customers will receive the same customer service and customer experience they have come to expect from Avalara. Currently, it is business as usual. After the closing of the transaction, working with Vista will allow us to continue making strategic investments in our product, experience, and service to improve our offerings and capabilities.

Will Avalara’s plans and strategy change?

This transaction does not change Avalara’s vision and strategic plan. Vista appreciates and understands what we are doing and the direction of our business – that’s why they decided to acquire us. Following the close of the transaction, there is no doubt that Vista will help us continue evaluating our strategies and make the best decisions to build the strongest possible business.

When is the closing expected?

We expect the deal to close in several months.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara securityholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at www.investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; and (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXTERNAL FAQ FOR CUSTOMER AND PARTNER FACING TEAMS – TALKING POINTS

Who is Vista?

Vista is a leading global technology investor that has worked with hundreds of enterprise software companies at all ends of the market to grow and scale their businesses. Vista’s team of investors, operators, technologists and entrepreneurs understand the unique challenges and opportunities of enterprise software companies and will partner with Avalara across all our teams to advance and improve upon our services and experience.

Why is Avalara choosing to pursue a transaction at this time?

We believe that Vista will be a great partner for Avalara following the closing of the transaction. The Vista team is committed to and has significant experience with enterprise software businesses, all of which we expect to benefit the Avalara team. The transaction is the best outcome for Avalara and its shareholders, as we continue to pursue our long-term vision of automating global compliance.

How will this impact me as a customer/ partner?

Customers will receive the same customer service and customer experience they have come to expect from Avalara. Currently, it is business as usual. After the closing of the transaction, working with Vista will allow us to continue making strategic investments in our product, experience, and service to improve our offerings and capabilities.

Will Avalara’s plans and strategy change?

For now, it is still business as usual, and we will continue to execute on our vision and strategic plan. Following the close of the transaction, Vista will help evaluate our strategy and determine if/when changes are necessary in the future.

When is the closing expected?

We expect the deal to close in several months.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara securityholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at www.investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; and (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

From: Scott McFarlane

Posted to: #general-global

Date / Time: Day of announcement, after press release distribution, approx. 7am ET/ 4am PT

Hey everybody,

Moments ago we announced we are to be acquired by Vista Equity Partners in an all-cash transaction that values Avalara at approximately $8.4 billion. Under the terms of our agreement, Avalara shareholders will receive $93.50 per share.

I wanted all of you to hear directly from me on the announcement and why this is great for Avalara. I hope many of you can join me on AvaChat at 8am PT/ 11am ET/ 15:00 GMT.

I’m sure you have many questions, so we’ve got an FAQ posted on The Grove, which we will keep adding to as we hear more questions and can share more answers.

The full, formal press release can be found here: https://www.avalara.com/acquisition

Scott

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara securityholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; and (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Avalarians, below is a frequently asked questions list regarding the announcement that we have entered into a definitive agreement to be acquired by Vista Equity Partners. This list will be updated at periodic intervals with new questions and updates.

What was announced today?

Avalara entered into a definitive agreement to be purchased by Vista Equity Partners, and its affiliates. More information on Vista and the proposed transaction is available in the public press release that was distributed this morning and here. Today, Avalara is still a publicly-traded company, but upon the closing of the proposed transaction, Avalara will be a private company, owned by Vista instead of public shareholders and no longer publicly traded. The proposed transaction values Avalara at $8.4 billion. Under the terms of the agreement, shareholders will receive $93.50 per share in cash upon the closing of the proposed transaction.

Why did Avalara and our board of directors decide to move forward with this transaction?

Going private at this time is a great outcome for our current investors. Under the terms of the agreement, Avalara shareholders will receive $93.50 in cash per share. The per share purchase price represents a premium of 27 percent over the Company’s closing share price as of July 6, 2022, the last trading day prior to media reports regarding a potential transaction. Before that artificial spike, our stock price has been challenged by macro trends in the market and the economy at large, which was also seen in our Q2 results posted today. Accounting for these factors, the transaction price represents a significant premium to the unaffected stock price. The deal represents an enterprise value of $8.4 billion, which is a multiple of 8.8x times $957 million, the current Wall Street consensus estimate for our revenue for the next twelve months. We believe that this revenue multiple is in the top decile for all-cash acquisitions of U.S. public software companies larger than $1 billion in the last 10 years. Private or public, we were already evolving to respond to the current economy. Being private will enable us to evolve without the distraction of the quarterly public market scrutiny on long term investments and continue moving steadily toward our long-range goals.

The long-term opportunity and vision for Avalara remains unchanged. Our company is in the unique position of having an extraordinary market with differentiated strategy and competitive moats to make us a top competitor. With new resources from Vista, and their expertise, we think we will become better, faster, smarter, and more efficient to reach the same goals we have always had.

Is this good for Avalara?

Yes, private equity ownership is a great path for Avalara and our shareholders. We believe the massive market opportunity we identified at our founding is still there for us, but we have a lot of work to do and investments to make in order to get there. In addition to having an investor who understands our generational outlook, we will benefit from Vista’s specific expertise in investing in mission-critical software, network of resources, and insights from over 20 years of experience.

When will the acquisition close?

The closing of the transaction is expected to take several months. It will close pending shareholder and regulatory approvals and meeting other customary closing conditions.

What are the steps of the process to go from a public company to a private company? What happens next?

For now, it is business as usual at Avalara. Some Avalarians have been and will be busy and focused on this transaction. Everyone else continues in their day-to-day responsibilities, working hard to deliver excellent product, support and service to our customers and partners. The transaction is subject to customary closing conditions, including but not limited to the approval of Avalara shareholders and securing regulatory approval. When the transaction is closed, Avalara will no longer be publicly-traded, or listed, on the New York Stock Exchange. In the coming weeks, we will file a proxy statement with the SEC, which will include additional information about the proposed transaction.

Who is Vista Equity Partners and why did they acquire Avalara?

Vista Equity Partners (“Vista”) was founded in 2000 and is a leading global technology investor that has worked with hundreds of enterprise software companies at all ends of the market to grow and scale their businesses. Vista’s team of investors, operators, technologists and entrepreneurs understand the unique challenges and opportunities of enterprise software companies like no other investor, and we look forward to partnering with them to continue our work and vision.

Collectively, Vista’s companies make up one of the largest software companies in the world by revenue, meaning we are joining an ecosystem that provides access to a vast community of resources, peers and practice experts who can help support company leadership as we work to accelerate our success.

Vista has significant experience in the tax compliance and regulatory reporting software space. The team at Vista has been impressed with our commitment to product innovation and shares our generational outlook. In our engagements with the team, Vista demonstrated how their commitment, experience, and focus on the software sector could help us grow and evolve our business and result in our shared success.

You can learn more about the firm by visiting their website at www.vistaequitypartners.com

How will Vista be involved in our business?

For now, it is business as usual. Following the close of the transaction, Vista will provide their expertise and partner with our leadership team to help us deliver on our vision and drive plans and strategies in pursuit of that. The Avalara leadership team will continue to lead the business, benefitting from new perspective, networks, and expertise that the Vista team will provide.

Will Avalara’s strategy change?

For now, it is still business as usual, and we will continue to execute on our vision and strategic plan.

Will there be changes to Avalara’s executive team?

For now, it is business as usual—the Avalara executive team and Vista are committed to our business and providing the best service for our customers, partners, and employees. As we all know, business as usual at Avalara includes constant evolution and optimization. So, you can expect that we will continue to evaluate the overall organizational design and determine if/when changes are necessary in the future. Some change will be inevitable as we transform from a public to a private company.

Will there be layoffs?

Employees are core to our success. Your industry knowledge and expertise are essential for future growth. It’s business as usual for all employees post this announcement. Prior to this announcement, we were watching the global economy and preparing our business for any near-term challenge; we were already looking at all aspects of our spending to ensure that we are positioning Avalara for the type of growth we want, and that scrutiny will continue.

Will anything change with respect to my pay, bonus or benefits?

Attracting and retaining the best talent has always been important at Avalara and that will not change with this transaction. Compensation will evolve because we will no longer be a publicly traded company. However, we will continue to focus on competitive compensation and benefits to ensure we can continue to attract and retain the best talent as a private company. Vista has made it clear that they are investing in Avalara in large part because of our talented team. They are focused on growth and know that competitive compensation and benefits are essential for our people.

What happens to my RSUs?

When the acquisition closes, your outstanding unvested RSUs will convert into the right to receive cash equal to $93.50 per RSU, the purchase price per share in the acquisition, and will continue to vest in accordance with your existing vesting schedule.

What happens to my options?

When the acquisition closes, all outstanding options (whether vested or unvested) that are “in the money” (i.e., with an exercise price less than $93.50) will be canceled and exchanged for a cash payment equal to the difference between the acquisition price of $93.50 and the exercise price of the option. Outstanding options that are “out of the money” (i.e., with an exercise price equal to or greater than $93.50) will be canceled as of the close of the transaction for no consideration.

What happens to our benefits, 401K, etc.?

Employees will remain on their existing benefits, employee plans, and programs for the time being. As we approach the next open enrollment period, we will analyze whether Vista’s relationships and purchasing power can provide our employees with better benefit plans. If we choose to make changes at that time, any changes to your current benefits will be thoroughly communicated as we move forward.

How will we communicate this to customers and partners?

Broad email communications will be sent on Monday, August 8. Customer and partner-facing teams will be provided with materials and guidance for how to discuss the deal and next steps with our customers. We believe that our partnership with Vista will improve the experience, offering, and innovation that we offer to our customers and our partners, and we intend to communicate that clearly now and throughout this deal process.

Can I post about this on social media?

Communications about the transaction are strictly subject to the rules of the U.S. Securities and Exchange Commission. As such, you can reshare or like posts by Avalara CEO Scott McFarlane or from the Avalara brand handles and channels (Twitter, Facebook, LinkedIn) without any commentary or additional content (e.g., even notes like “Excited about today’s news!” or “Proud to be a part of Avalara!” should not be included). Otherwise, please refrain from posting. Please also do not share posts from other sites (like news sites/articles) about the deal (even if you do not include any commentary or additional content). All employees are subject to Avalara’s social media policy.

Can I trade Avalara stock between now and when the transaction closes (in a few months - exact timing unknown)?

The current trading window is closed. Until the acquisition closes, we expect trading windows to open and close in accordance with our normal practice.

An investor/ shareholder, analyst, or member of the press has reached out to me. What should I do?

For investor/shareholders, please do not respond and forward the message to ir@avalara.com

For press inquiries, please do not respond and forward the message to media@avalara.com

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara securityholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at www.investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction;

(viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; and (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

To: DDGs

1.	DDG-Region-Global-Employee (FTEs only)

2.	DDG-Region-Global-All (including contingent workers)

Subject: Avalara to be acquired by Vista Equity Partners

Hey everybody,

Today we announced that Avalara will be acquired by Vista Equity Partners, a leading global investment firm focused exclusively on enterprise software, data, and technology-enabled businesses, for $93.50 per share of common stock in a deal valued at $8.4 billion. You can read the full press release at this link. This deal will return Avalara to being a private company. The Avalara board chose to pursue a transaction because we believe this maximizes value for current shareholders and allows us to continue working towards our goals and long-term strategy, with increased opportunity for strategic investments and access to new resources to support our team and business.

I know this is a big change, and there will be a lot of questions over the coming days, weeks, and months. I want to first address what this means for you and for Avalara.

First, let’s be clear who we are. Avalara is an exceptional company pursuing an audacious goal: to be part of every transaction in the world. I stand by that vision, and it is not changing. Since our founding, Avalarians have led the innovation and transformation of compliance automation worldwide. Vista has been impressed by the strength of our business and looks forward to investing in our growth. With their ownership and expertise, we can move even faster and build upon our success.

The strength of our business today and vision for the future is reflected in the deal price. We agreed to $93.50 per share, a 27% premium to our unaffected stock price. Many of you noticed that our stock price went up several weeks ago after rumors were published about this deal; some investors start to buy shares in anticipation of such an event, which can increase the price of the stock beyond what the price would be without those rumors. This price values Avalara at $8.4 billion, an 8.8 multiple of the next 12 months of expected revenue. You’ll see this stat pop up in many articles, largely because this is in the top decile of all public software acquisitions in the past 10 years. This is a testament to what all of you have built, and the belief in our ideas and plans for the future.

The acquisition won’t be finalized for several months as we work through customary closing conditions, including shareholder and regulatory approvals. During that time, nothing changes about the work to be done at Avalara. The best contribution we can all make to the success of Avalara is to continue executing on the ambitious plans we set out to achieve in 2022 and beyond.

When we went public in 2018, public markets were rewarding rapidly growing enterprises like ours, providing funding for additional growth and also for continuing development of our products, systems, and technologies. While public market conditions have changed, our goals are generational… we are changing the relationship between business and government, and we know that is a massive, long-range undertaking. Not only does the transaction announced today maximize value for our current shareholders, but we will also gain the support of the Vista team and their decades of experience specifically supporting and growing leading software businesses, which will be valuable to help us achieve our strategic goals in the coming years.

I know this announcement raises many questions for our employees. Some of your questions we can answer now, and we have posted an FAQ on The Grove. Some of your questions will pertain to details that are not yet known or decided, and we will give greater clarity on those as we progress toward close over the next few months. I’m also going to have a short AvaChat later this morning to go over a few important questions; you can watch that on The Grove starting at 7am PT. This AvaChat will not be recorded, so please tune in. We will continue to be as transparent as possible with you about this process as it moves forward.

I want to thank each of you today for your dedication, commitment, and loyalty to Avalara. Our employees and the culture we have created are what made our success possible, and I am confident that this deal will make Avalara even stronger… I am excited, and I hope you will be too.

Scott

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara securityholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at http://investor.avalara.com/.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of the management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix)

significant costs associated with the proposed transaction; and (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HIGHWATER GO SCENARIO

To: DG-LeadershipTeam@avalara.com

Subject: Leadership Team: Update on acquisition by Vista

Hello members of the Leadership Team,

By now you have likely seen this morning’s news that Avalara has entered into a definitive agreement to be acquired by Vista Equity Partners. Vista is a leading enterprise technology investor with a proven track record helping companies like ours deliver growth at scale and has a current portfolio of more than 80 industry-leading enterprise software companies. As leaders, I know this can be a challenging time to both absorb and understand the impact this news may have on you as well as your teams, however I am excited about this next step in our company’s journey.

At this time, we are limited in the information we can discuss openly. The deal is active as we pursue shareholder and regulatory approvals before closing, and Avalara remains a public company until the deal is closed, which is expected in the next several months.

We have an FAQ posted on this page on The Grove, which has been sent to all employees. We will continue to update this list as information becomes available.

The two most important messages we need you to convey to your team are the following:

1.

We are not making changes to strategies and plans we have in place for 2022. The most important contribution teams can make at this time is to stay focused on delivering against the goals we set out to achieve this year.

2.	The future is bright for Avalara, and our management team believes that, under Vista’s ownership, we will continue Avalara’s growth and category leadership.

We also know that many outsiders - investors, shareholders, press, ex-employees, partners, customers—may reach out to you about the deal and what it means for Avalara. I cannot stress this enough - you are not permitted to speak about this deal to anyone outside of our company, including your opinions about the deal, parties involved, and what happens next. This is an active deal and any information leaked could put our process and outcomes in jeopardy. For employee questions, please direct them to the FAQ on the Grove. For investors and media, the process is below. For other audiences, please ignore or decline to answer. If you have questions, please reach out to Miles Treakle.

1.	For investor/shareholders, please do not respond and forward the message to ir@avalara.com

2.	For press inquiries, please do not respond and forward the message to media@avalara.com

We will move this week’s Leadership Team meeting up to tomorrow. At that time, we can further discuss the announcement and take your questions.

Scott

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara securityholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at http://investor.avalara.com/.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; and (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Post copy:

Today, we announced that we have entered into a definitive agreement to be acquired by Vista Equity Partners. Learn more: https://www.avalara.com/acquisition

Quote on image:

“For nearly two decades, Avalara has ambitiously pursued its vision to automate global compliance. We are pleased to partner with Vista and will benefit from their expertise in enterprise software as we build and improve upon our cloud compliance platform.”

-Scott McFarlane, CEO and Co-founder

MOCKUPS (NOT LIVE POSTS):